UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2019

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

22 West Washington Street
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

(312) 696-6000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Explanatory Note

On July 3, 2019, Morningstar, Inc. ("Morningstar") filed a Current Report on Form 8-K (the "Original Form 8-K") to announce that it had completed the acquisition of Ratings Acquisition Corp, an exempted company incorporated under the Laws of the Cayman Islands ("DBRS") for a purchase price of US$669 million (subject to adjustment) pursuant to the terms of the Agreement and Plan of Merger, dated as of May 28, 2019, by and among DBRS, Alpine Merger Co., a wholly-owned subsidiary of Morningstar, and Shareholder Representative Services LLC, as representative of the shareholders of DBRS. Morningstar is filing this Form 8-K/A as an amendment to the Original Form 8-K to provide audited and unaudited financial statements of DBRS and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of DBRS as of and for the fiscal years ended November 30, 2018 and 2017, the related notes and the related independent auditors reports of PricewaterhouseCoopers LLP thereon, as required by Item 9.01(a) of Form 8-K, are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited consolidated financial statements of DBRS as of and for the fiscal quarters ended February 28, 2019 and 2018 and the related notes, as required by Item 9.01(a) of Form 8-K, are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information, consisting of the statements of income for the six months ended June 30, 2019 and the year ended December 31, 2018, the balance sheet as of June 30, 2019, and related notes, as required by Item 9.01(b) of Form 8-K, are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)	Not applicable

(d)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors of DBRS

99.1	Audited Consolidated Financial Statements of DBRS as of and for the fiscal years ended November 30, 2018 and 2017, the related notes and the related independent auditors reports of PricewaterhouseCoopers LLP thereon

99.2	Unaudited Consolidated Financial Statements of DBRS as of and for the fiscal quarters ended February 28, 2019 and 2018 and the related notes

99.3	Unaudited Pro Forma Condensed Combined Financial Information

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: September 17, 2019	By:	/s/ Jason Dubinsky
Jason Dubinsky
Chief Financial Officer